Exhibit 99.8

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-B

KEY PERFORMANCE FACTORS
October 31, 2000



        Expected B Maturity                                        4/17/06


        Blended Coupon                                              6.9252%



        Excess Protection Level
          3 Month Average  5.74%
          October, 2000  6.18%
          September, 2000  5.60%
          August, 2000  5.45%


        Cash Yield                                  19.62%


        Investor Charge Offs                        4.51%


        Base Rate                                   8.93%


        Over 30 Day Delinquency                     5.23%


        Seller's Interest                           10.66%


        Total Payment Rate                          14.07%


        Total Principal Balance                     $56,359,968,018.99


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $6,009,277,457.50